UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

Matthews Emerging Markets ex China Active ETF

July 28, 2026

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”), we invite you to the continuation of the special meeting (the “Special Meeting”) of the shareholders of the Matthews Emerging Markets ex China Active ETF, a series of the Trust (the “Fund”). The Special Meeting was convened on April 14, 2026, adjourned to May 5, May 19, May 27, June 17, June 30, and July 15, 2026, and will be reconvened on October 14, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The original record date for the Special Meeting was February 26, 2026 (the “Original Record Date”). The Board has established a new record date of July 24, 2026 (the “New Record Date”) for the Special Meeting to be reconvened on October 14, 2026. Therefore, at the reconvened Special Meeting, shareholders of the Fund as of July 24, 2026 will be asked to consider and vote to approve the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

Proposal: To approve a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Matthews International Capital Management, LLC (“Matthews”).

The Fund did not obtain the required votes to achieve quorum at the Special Meeting to approve the New Agreement. However, shareholders should note that 89% of the shares represented by proxy at the Special Meeting voted to approve the Proposal for the New Agreement, but that a sufficient number of shares represented by proxy were not returned to be counted and, therefore, the Fund was not able to achieve a quorum in order to allow voting on the Proposal. Accordingly, the Special Meeting originally scheduled for April 14, 2026 has been adjourned to October 14, 2026.

The Fund needs shareholder approval of the New Agreement to ensure that Matthews may continue to provide advisory and management services to the Fund without interruption. Assuming that shareholders of the Fund approve the New Agreement at the reconvened Special Meeting, the New Agreement would become effective upon approval at the Special Meeting. If shareholders of the Fund do not approve the New Agreement, then Matthews will not be permitted to serve as the Fund’s investment adviser after the termination of the Interim Agreement on December 4, 2026, and the Board will have to consider other alternatives for the Fund, including the possible liquidation of the Fund.

Since the inception of the Fund, Matthews has served as the investment adviser for the Fund under an Investment Management Agreement between the Trust, on behalf of the Fund, and Matthews (the “Prior Agreement”). As described in the accompanying Proxy Statement, shareholders are being asked to vote to approve the New Agreement due to a change in the ownership structure of Matthews. Matthews recently made certain changes to its ownership structure (the “Transaction”), pursuant to which Matthews repurchased the ownership interests held by three existing investors, RBC USA HoldCo Corporation, Mizuho Bank, Ltd., and affiliates of Lovell Minnick Partners LLC. Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Transaction closed on July 7, 2026, at which time the Prior Agreement automatically terminated because the changes to Matthews’ ownership structure constituted a change of control of Matthews and therefore technically resulted in an “assignment” of the Prior Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”).

Because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, the Board met on July 1, 2026 and determined it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program. The Board unanimously approved an interim investment management agreement between the Trust, on behalf of the Fund, and Matthews (the “Interim Agreement”), in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective upon the closing of the Transaction on July 7, 2026. The terms of the Interim Agreement are substantially similar to the Prior Agreement, except for the provisions described in the accompanying Proxy Statement.

Under the Interim Agreement, and pursuant to the requirements of the 1940 Act, Matthews is permitted to serve as interim investment adviser to the Fund until shareholders approve the New Agreement or 150 days from the effective date of Interim Agreement, whichever is sooner.

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of the Fund and its shareholders. The Board recommends that you vote “FOR” the Proposal.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the reconvened Special Meeting scheduled for October 14, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (i.e.., you have not voted or you revoked your initial proxy) or you have become a new shareholder since February 26, 2026 (the Original Record Date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy via the internet, phone or mail as soon as possible. However, you do not need to take any action if you were a shareholder as of February 26, 2026 (the Original Record Date of the Special Meeting) and July 24, 2026 (the New Record Date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your earlier proxy.

Prior to the New Record Date, Matthews and certain of its affiliates, including G. Paul Matthews, purchased shares of the Fund such that, in aggregate, they own 12.2% of the Fund as of the New Record Date. To eliminate any potential conflict of interest, Matthews and these affiliates will “mirror vote” their shares of the Fund, meaning that they will vote those shares in proportion to the percentage of “FOR”, “AGAINST” and “WITHHOLD” votes cast by the Fund’s other shareholders. Those affiliated holdings will increase the likelihood of approval of the Proposal.

As always, we appreciate your support.

Sincerely,

/s/ Mark W. Headley
Mark W. Headley
President of the Trust

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote at the reconvened Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be reconvened at 10:00 a.m. Pacific Time on October 14, 2026. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

You were sent this Proxy Statement because you are a shareholder in the Matthews Emerging Markets ex China Active ETF (the “Fund”), a series of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Matthews, to enable Matthews to continue to serve as the investment adviser for the Fund, as more fully described below under “What is the purpose of the Special Meeting?” and “Proposal – Approval of Investment Management Agreement”. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

Q:	What is the purpose of the Special Meeting?

A:	The purpose of the Special Meeting is to request shareholder approval of the New Agreement.

The Fund needs shareholder approval of the New Agreement to ensure that Matthews may continue to provide advisory and management services to the Fund without interruption. The Fund did not obtain the required votes to achieve quorum at the Special Meeting to approve the New Agreement. Shareholders should note that 89% of the shares represented by proxy at the Special Meeting voted to approve the Proposal for the New Agreement, but that a sufficient number of shares represented by proxy were not returned to be counted and, therefore, the Fund was not able to achieve a quorum in order to allow voting on the Proposal. Accordingly, the Special Meeting originally scheduled for April 14, 2026 has been adjourned to October 14, 2026. If shareholders of the Fund approve the New Agreement at the reconvened Special Meeting, the New Agreement would become effective upon approval at the Special Meeting.

Since the inception of the Fund, Matthews has served as the investment adviser for the Fund under an Investment Management Agreement between the Trust, on behalf of the Fund, and Matthews (the “Prior Agreement”). As described in the accompanying Proxy Statement, shareholders are being asked to vote to approve the New Agreement due to a change in the ownership structure of Matthews (the “Transaction”), as described in more detail below under “Why are shareholders being asked to approve the New Agreement?” and in the accompanying Proxy Statement. The Transaction closed on July 7, 2026, at which time the Prior Agreement automatically terminated because the changes to Matthews’ ownership structure constituted a change of control of Matthews and therefore technically resulted in an “assignment” of the Prior Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”).

Because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, the Board met on July 1, 2026 and determined it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program. The Board unanimously approved an interim investment management agreement between the Trust, on behalf of the Fund, and Matthews (the “Interim Agreement”), in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective upon the closing of the Transaction on July 7, 2026. The terms of the Interim Agreement are substantially similar to the Prior Agreement, except for the provisions described in the accompanying Proxy Statement. Under the Interim Agreement, and pursuant to the requirements of the 1940 Act, Matthews is permitted to serve as interim investment adviser to the Fund until shareholders approve the New Agreement or 150 days from the effective date of Interim Agreement, whichever is sooner.

Following the termination of the Interim Agreement, Matthews may continue to serve as the investment adviser to the Fund, as required under Section 15 of the 1940 Act, only if the New Agreement is approved by a majority of the Independent Trustees and shareholders of the Fund. At a meeting of the Board held on February 25-26, 2026 for the purpose of approving the New Agreement (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreement, subject to approval by shareholders of the Fund. Accordingly, shareholders of the Fund are being asked to approve the New Agreement at the Special Meeting. There are no material differences between the Prior Agreement and the New Agreement, other than their effective and termination dates.

i

If shareholders of the Fund approve the New Agreement, management of the Fund by Matthews will continue uninterrupted. If shareholders of the Fund do not approve the New Agreement, then Matthews will not be permitted to serve as the Fund’s investment adviser after the termination of the Interim Agreement on December 4, 2026, and the Board will have to consider other alternatives for the Fund, including the possible liquidation of the Fund.

Q:	Why are shareholders being asked to approve the New Agreement?

A:

As required by the 1940 Act, the Prior Agreement contained a provision that it would automatically terminate in the event of an assignment. This provision effectively requires the Fund’s shareholders to vote on a new investment management agreement if Matthews experiences a transfer or change in control for purposes of the 1940 Act. As described in more detail in the Proxy Statement, Matthews recently made certain changes to its ownership structure that constituted a change of control under the 1940 Act and resulted in the automatic termination of the Prior Agreement. As part of the Transaction, Matthews repurchased the ownership interests held by three existing investors, RBC USA HoldCo Corporation, Mizuho Bank, Ltd., and affiliates of Lovell Minnick Partners LLC (collectively, the “Institutional Investors”). Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. Following the consummation of the Transaction, Messrs. Matthews and Headley now own approximately 33% and 34%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors have relinquished their positions on the board of directors of Matthews such that Messrs. Matthews and Headley are the only remaining directors of Matthews.

Because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, the Board met on July 1, 2026 and determined it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program. The Board unanimously approved the Interim Agreement in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective upon the closing of the Transaction on July 7, 2026. The terms of the Interim Agreement are substantially similar to the Prior Agreement, except for the provisions described in the accompanying Proxy Statement. Under the Interim Agreement, and pursuant to the requirements of the 1940 Act, Matthews is permitted to serve as interim investment adviser to the Fund until shareholders approve the New Agreement or 150 days from the effective date of Interim Agreement, whichever is sooner.

In order to ensure that the existing investment advisory and management services can continue uninterrupted for the Fund, the Board has approved the New Agreement with Matthews, on behalf of the Fund. Shareholders are being asked to approve the New Agreement. Assuming that shareholders of the Fund approve the New Agreement at the reconvened Special Meeting, the New Agreement would become effective upon approval at the Special Meeting. The New Agreement is described in further detail in the accompanying Proxy Statement.

The Transaction has not resulted in any changes to the contractual investment advisory or management fees charged to the Fund, the portfolio management of the Fund, or the level, nature and quality of services provided by Matthews.

Q:	Will the proposed New Agreement change how the Fund is managed?

A:

No. The Transaction has not resulted in any changes to the management of the Fund. If shareholders approve the New Agreement, the Fund’s existing portfolio managers are expected to continue to provide for the day-to-day management of the Fund. In addition, the personnel responsible for the management operations of the Fund, including each Trust officer, have not changed as a result of the Transaction. The Transaction has not resulted in any changes to the investment objective, principal investment strategies, investment techniques and principal risks of the Fund.

Q:	Does the proposed New Agreement materially differ from the Prior Agreement?

A:	No. The material terms of the proposed New Agreement are identical to those of the Prior Agreement, except for new effective and termination dates.

Q:	What happens if shareholders of the Fund do not approve the proposed New Agreement before the Interim Agreement expires?

A:

If the shareholders of the Fund do not approve the proposed New Agreement, upon the expiration of the Interim Agreement on December 4, 2026, the Interim Agreement would terminate and Matthews would not be able to continue to serve as the adviser to the Fund. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, seeking liquidation of the Fund.

Q:	What are the terms of the Interim Agreement?

A:

The terms of the Interim Agreement are substantially similar to those of the Prior Agreement and the proposed New Agreement. There will not be an increase in the management fees payable by the Fund to Matthews as a consequence of the Transaction. The services provided by Matthews under the Interim Agreement are identical to the services provided by Matthews under the Prior Agreement.

There are no material differences between the Prior Agreement and the Interim Agreement, except for the term and termination provisions. In addition, the Interim Agreement contains provisions that state that the fee payable by the Fund to Matthews will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Agreement is in effect. Under the terms of the Interim Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Agreement is the earlier of 150 days from the effective date of the Interim Agreement or the date on which the New Agreement is approved by the shareholders of the Fund; and (ii) the Interim Agreement may be terminated by the Board on 10 days’ written notice to Matthews. If shareholders of the Fund do not approve the New Agreement within 150 days from the date of the Interim Agreement, Matthews will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Agreement, including interest earned on that amount held in the escrow account. Matthews has agreed to waive the receipt of interest on the amounts held in escrow.

Q:	Who is paying for the expenses of this solicitation of proxies in connection with the Special Meeting?

A:

The expenses incurred in connection with the solicitation with respect to this Proposal, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by Matthews.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board recommends that shareholders vote “FOR” the Proposal.

The Board believes that approval of the Proposal is in the best interests of the Fund and its shareholders.

Q:	Who is eligible to vote?

A:

Shareholders of the Fund as of the close of business on July 24, 2026 (the “New Record Date”), are eligible to vote on the Proposal. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share, if applicable, held on the New Record Date.

Q:	How do I vote my shares?

A:

You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the proxy card and mailing it in the enclosed postage-paid envelope. However, even if you plan to attend the Special Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q:	Why do I need to vote?

A:

Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Q:	Did I already vote on this?

A:

You may have. Holders of record on February 26, 2026 (the “Original Record Date”) have already received a Proxy Statement and proxy card related to the Proposal. The other series of the Trust have approved the Proposal; however, the Fund did not obtain the required votes to achieve quorum at the Special Meeting. Shareholders should note that 89% of the shares represented by proxy at the Special Meeting voted to approve the Proposal for the New Agreement, but that a sufficient number of shares represented by proxy were not returned to be counted and, therefore, the Fund was not able to achieve a quorum in order to allow voting on the Proposal.

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The following shares outstanding as of the Original Record Date voted on the Proposal, as follows:

Fund	% of Outstanding Shares Voting on the Proposal

Matthews Emerging Markets ex China Active ETF	36.4%

Of those shares that voted on the Proposal, the following shares voted “FOR” the Proposal:

Fund	% of Shares Voting FOR the Proposal

Matthews Emerging Markets ex China Active ETF	89%

Without the required vote to approve the Proposal, the April 14, 2026 Special Meeting was adjourned to May 5, May 19, May 27, June 17, June 30, and July 15, 2026. The Board considered whether to reconvene the Special Meeting and continue to solicit shareholders to vote on the Proposal or take other action. Given the high percentage of shares that voted in favor of the Proposal, the Board determined it was in the best interest of the Fund to approve the Proposal, recognizing that the Special Meeting must be reconvened and that the continuation of the solicitation of shareholders would be required. In connection with this solicitation, the Board authorized the Secretary of the Trust to establish the New Record Date and to determine a date and time to reconvene the Special Meeting. Pursuant to such delegated authority, the Secretary of the Trust set the New Record Date of July 24, 2026 and determined that the Special Meeting will be reconvened on October 14, 2026, at the offices of the Trust, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, at 10:00 a.m. Pacific Time.

Q:	What happens to my previous proxy? If I already voted, do I need to vote again?

A:

If you already submitted a valid proxy card or authorized a proxy in connection with the Special Meeting, and have not changed brokerage accounts or revoked your proxy, then your proxy will remain effective for the shares you held on July 24, 2026 (the New Record Date). Consequently, you do not need to vote again. However, if you changed brokerage accounts or revoked your proxy, then you need to vote again. In addition, if you desire to change your vote, you may vote again, which has the effect of revoking your previous proxy.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding the Proposal, please feel free to call our proxy solicitor, EQ Fund Solutions, at 800-713-9960 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time or 6:00 a.m. and 7:00 p.m. Pacific Time, Monday through Friday.

Important additional information about the Proposal is set forth in the accompanying Proxy Statement.

Please read it carefully.

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Matthews Emerging Markets ex China Active ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON OCTOBER 14, 2026

NOTICE IS HEREBY GIVEN that the special meeting (the “Special Meeting”) of the shareholders of the Matthews Emerging Markets ex China Active ETF (the “Fund”), a series of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”), will be reconvened at 10:00 a.m. Pacific Time on October 14, 2026, at the offices of the Trust, Four Embarcadero Center, Suite 550, San Francisco, CA 94111. The Special Meeting was convened on April 14, 2026, adjourned to May 5, May 19, May 27, June 17, June 30, and July 15, 2026, and will be reconvened on October 14, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The original record date for the Special Meeting was February 26, 2026 (the “Original Record Date”). The Board has established a new record date (the “New Record Date”) of July 24, 2026 for the Special Meeting to be reconvened on October 14, 2026. Therefore, at the reconvened Special Meeting, shareholders of the Fund as of July 24, 2026 will be asked to consider and vote to approve the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

Proposal: To approve a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Matthews International Capital Management, LLC (“Matthews”).

Since the inception of the Fund, Matthews has served as the investment adviser for the Fund under an Investment Management Agreement between the Trust, on behalf of the Fund, and Matthews (the “Prior Agreement”). As described in the accompanying Proxy Statement, shareholders are being asked to vote to approve the New Agreement due to a change in the ownership structure of Matthews. Matthews recently made certain changes to its ownership structure (the “Transaction”), pursuant to which Matthews repurchased the ownership interests held by three existing investors, RBC USA HoldCo Corporation, Mizuho Bank, Ltd., and affiliates of Lovell Minnick Partners LLC. Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Transaction closed on July 7, 2026, at which time the Prior Agreement automatically terminated because the changes to Matthews’ ownership structure constituted a change of control of Matthews and therefore technically resulted in an “assignment” of the Prior Agreement under the Investment Company Act of 1940, as amended.

The Fund did not obtain the required votes to achieve quorum at the Special Meeting to approve the New Agreement. Shareholders should note that 89% of the shares represented by proxy at the Special Meeting voted to approve the Proposal for the New Agreement, but that a sufficient number of shares represented by proxy were not returned to be counted and, therefore, the Fund was not able to achieve a quorum in order to allow voting on the Proposal. Accordingly, the Special Meeting originally scheduled for April 14, 2026 has been adjourned to October 14, 2026.

Because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, the Board met on July 1, 2026 and determined it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program. The Board unanimously approved an interim investment management agreement between the Trust, on behalf of the Fund, and Matthews (the “Interim Agreement”), in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective upon the closing of the Transaction on July 7, 2026. The terms of the Interim Agreement are substantially similar to the Prior Agreement, except for the provisions described in the accompanying Proxy Statement. Under the Interim Agreement, and pursuant to the requirements of the 1940 Act, Matthews is permitted to serve as interim investment adviser to the Fund until shareholders approve the New Agreement or 150 days from the effective date of Interim Agreement, whichever is sooner.

The Fund needs shareholder approval of the New Agreement to ensure that Matthews may continue to provide advisory and management services to the Fund without interruption. Assuming that shareholders of the Fund approve the New Agreement at the reconvened Special Meeting, the New Agreement would become effective upon approval at the Special Meeting. If shareholders of the Fund do not approve the New Agreement, then Matthews will not be permitted to serve as the Fund’s investment adviser after the termination of the Interim

Agreement on December 4, 2026, and the Board will have to consider other alternatives for the Fund, including the possible liquidation of the Fund.

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of the Fund and its shareholders. The Board recommends that you vote “FOR” the Proposal.

The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting and any postponements and adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see page 15 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (i.e., you have not voted or you revoked your initial proxy) or you have become a new shareholder since February 26, 2026 (the Original Record Date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy via the internet, phone or mail as soon as possible. However, you do not need to take any action if you were a shareholder as of February 26, 2026 (the Original Record Date of the Special Meeting) and July 24, 2026 (the New Record Date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the New Record Date. If you desire to change your vote, you may vote again, which has the effect of revoking your earlier proxy.

Prior to the New Record Date, Matthews and certain of its affiliates, including G. Paul Matthews, purchased shares of the Fund such that, in aggregate, they own 12.2% of the Fund as of the New Record Date. To eliminate any potential conflict of interest, Matthews and these affiliates will “mirror vote” their shares of the Fund, meaning that they will vote those shares in proportion to the percentage of “FOR”, “AGAINST” and “WITHHOLD” votes cast by the Fund’s other shareholders. Those affiliated holdings will increase the likelihood of approval of the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at https://www.matthewsasia.com/resources/docs/fund-documents/ and https://vote.proxyonline.com/MatthewsAsia/docs/exChina.pdf.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Boards of Trustees,

/s/ Mark W. Headley
Mark W. Headley
President of the Trust
July 28, 2026

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(833) 228-5605

Matthews Emerging Markets ex China Active ETF

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) in connection with a special meeting (the “Special Meeting”) of the shareholders of the Matthews Emerging Markets ex China Active ETF, a series of the Trust (the “Fund”). The Special Meeting was convened on April 14, 2026, adjourned to May 5, May 19, May 27, June 17, June 30, and July 15, 2026, and will be reconvened on October 14, 2026 at 10:00 a.m. Pacific. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The original record date for the Special Meeting was February 26, 2026 (the “Original Record Date”). The Board has established a new record date (the “New Record Date”) of July 24, 2026 for the Special Meeting to be reconvened on October 14, 2026. Therefore, at the reconvened Special Meeting, shareholders of the Fund as of July 24, 2026 will be asked to consider and vote to approve the proposal (the “Proposal”) discussed below:

Proposal: To approve a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Matthews International Capital Management, LLC (“Matthews”).

Since the inception of the Fund, Matthews has served as the investment adviser for the Fund under an Investment Management Agreement between the Trust, on behalf of the Fund, and Matthews (the “Prior Agreement”). As described in more detail in this Proxy Statement, shareholders are being asked to vote to approve the New Agreement due to a change in the ownership structure of Matthews. Matthews recently made certain changes to its ownership structure (the “Transaction”), pursuant to which Matthews repurchased the ownership interests held by three existing investors, RBC USA HoldCo Corporation, Mizuho Bank, Ltd., and affiliates of Lovell Minnick Partners LLC (collectively, the “Institutional Investors”). Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. Following the consummation of the Transaction, Messrs. Matthews and Headley now own approximately 33% and 34%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors have relinquished their positions on the board of directors of Matthews such that Messrs. Matthews and Headley are the only remaining directors of Matthews. The Transaction closed on July 7, 2026, at which time the Prior Agreement automatically terminated because the changes to Matthews’ ownership structure constituted a change of control of Matthews and therefore technically resulted in an “assignment” of the Prior Agreement under the Investment Company Act of 1940, as amended.

The Fund did not obtain the required votes to achieve quorum at the Special Meeting to approve the New Agreement. Shareholders should note that 89% of the shares represented by proxy at the Special Meeting voted to approve the Proposal for the New Agreement, but that a sufficient number of shares represented by proxy were not returned to be counted and, therefore, the Fund was not able to achieve a quorum in order to allow voting on the Proposal. Accordingly, the Special Meeting originally scheduled for April 14, 2026 has been adjourned to October 14, 2026.

Because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, the Board met on July 1, 2026 and determined it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program. The Board unanimously approved an interim investment management agreement between the Trust, on behalf of the Fund, and Matthews (the “Interim Agreement”), in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective upon the closing of the Transaction on July 7, 2026. The terms of the Interim Agreement are substantially similar to the Prior Agreement, except for the provisions described herein. Under the Interim Agreement, and pursuant to the requirements of the 1940 Act, Matthews is permitted to serve as interim investment adviser to the Fund until shareholders approve the New Agreement or 150 days from the effective date of Interim Agreement, whichever is sooner.

Following the termination of the Interim Agreement, Matthews may continue to serve as the investment adviser to the Fund, as required under Section 15 of the 1940 Act, only if the New Agreement is approved by a majority of the Independent Trustees and shareholders of the Fund. At a meeting of the Board held on February 25-26, 2026 for the purpose of approving the New Agreement (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreement, subject to Fund shareholder approval. Accordingly, shareholders of the Fund are being asked to approve the New Agreement at the Special Meeting. There are no material differences between the Prior Agreement and the New Agreement, other than their effective and termination dates.

If shareholders of the Fund approve the New Agreement, the New Agreement will take effect upon approval at the Special Meeting and management of the Fund by Matthews will continue uninterrupted. If shareholders of the Fund do not approve the New Agreement, then Matthews will not be permitted to serve as the Fund’s investment adviser after the termination of the Interim Agreement on December 4, 2026, and the Board will have to consider other alternatives for the Fund, including the possible liquidation of the Fund.

Prior to the New Record Date, Matthews and certain of its affiliates, including G. Paul Matthews, purchased shares of the Fund such that, in aggregate, they own 12.2% of the Fund as of the New Record Date. To eliminate any potential conflict of interest, Matthews and these affiliates will “mirror vote” their shares of the Fund, meaning that they will vote those shares in proportion to the percentage of “FOR”, “AGAINST” and “WITHHOLD” votes cast by the Fund’s other shareholders. Those affiliated holdings will increase the likelihood of approval of the Proposal.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing or calling Matthews Asia Funds at: Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Reconvened on October 14, 2026:

This Proxy Statement is available on the Internet at https://www.matthewsasia.com/resources/docs/fund-documents/ and https://vote.proxyonline.com/MatthewsAsia/docs/exChina.pdf. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL – APPROVAL OF NEW INVESTMENT

MANGEMENT AGREEMENT

Background

Since the inception of the Fund, Matthews has served as the investment adviser for the Fund under an Investment Management Agreement between the Trust, on behalf of the Fund, and Matthews (the “Prior Agreement”). The Prior Agreement automatically terminated as a result of the changes in the ownership structure of Matthews as more fully described below under “The Transaction” because those changes constituted a change of control of Matthews and, therefore, technically resulted in an “assignment” of the Prior Agreement under the 1940 Act. Shareholders of the Fund are being asked to approve a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Matthews, so that Matthews may continue to serve as investment adviser to the Fund.

While shareholders of the other series of the Trust have approved the new investment management agreement, the Fund did not obtain the required votes to achieve quorum at the Special Meeting to approve the New Agreement. Shareholders should note that 89% of the shares represented by proxy at the Special Meeting voted to approve the Proposal for the New Agreement, but that a sufficient number of shares represented by proxy were not returned to be counted and, therefore, the Fund was not able to achieve a quorum in order to allow voting on the Proposal. Accordingly, the Special Meeting originally scheduled for April 14, 2026 has been adjourned to October 14, 2026.

Because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, the Board met on July 1, 2026 and determined it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program. The Board unanimously approved an interim investment management agreement between the Trust, on behalf of the Fund, and Matthews (the “Interim Agreement”), in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective upon the closing of the Transaction on July 7, 2026. The terms of the Interim Agreement are substantially similar to the Prior Agreement, except for the provisions described herein. Under the Interim Agreement, and pursuant to the requirements of the 1940 Act, Matthews is permitted to serve as interim investment adviser to the Fund until shareholders approve the New Agreement or 150 days from the effective date of Interim Agreement, whichever is sooner.

Following the termination of the Interim Agreement, Matthews may continue to serve as the investment adviser to the Fund, as required under Section 15 of the 1940 Act, only if a new investment management agreement, on behalf of the Fund, and Matthews (the “New Agreement”) is approved by a majority of the Independent Trustees and shareholders of the Fund. At a meeting of the Board held on February 25-26, 2026 for the purpose of approving the New Agreement (the “Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreement, subject to Fund shareholder approval. Accordingly, shareholders of the Fund are being asked to approve the New Agreement at the Special Meeting to allow Matthews to continue to serve as the investment adviser to the Fund without any interruption. There are no material differences between the Prior Agreement and the New Agreement, other than their effective and termination dates, and no changes are expected in the services provided by Matthews to the Fund or in the personnel at Matthews providing those services.

If shareholders of the Fund approve the New Agreement, the New Agreement will take effect upon its approval at the Special Meeting and management of the Fund by Matthews will continue uninterrupted. If shareholders of the Fund do not approve the New Agreement, then Matthews will not be permitted to serve as the Fund’s investment adviser after the termination of the Interim Agreement, and the Board will have to consider other alternatives for the Fund, including the possible liquidation of the Fund.

The Transaction

Matthews repurchased the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Transaction closed on July 7, 2026.

Previously, RBC, Mizuho and Lovell Minnick owned approximately 21%, 18.5% and 24%, respectively, of the outstanding units of Matthews. Following the closing of the Transaction, Messrs. Matthews and Headley now own approximately 33% and 34%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors have relinquished their positions on the board of directors of Matthews such that Messrs. Matthews and Headley are the only remaining directors of Matthews.

Information about Matthews

Matthews is the investment advisor to the Fund. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111. Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian and emerging markets securities. Matthews invests the Fund’s assets, manages the Fund’s business affairs, supervises the Fund’s overall day-to-day operations, provides the personnel needed by the Fund with respect to Matthews’ responsibilities, and furnishes the Fund with office space and provides certain administrative, clerical and shareholder services to the Fund. Matthews is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $6.6 billion as of December 31, 2025.

Principal Executive Officers and Directors of Matthews

The following table lists the names and principal occupations of Matthews’ principal executive officers and directors as of the date of this Proxy Statement. The business address of each person listed below is Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Name	Principal Occupation(s)
Mark W. Headley	Director and Executive Chairman of Matthews; President of the Trust

Martin Dropkin	President and Chief Operating Officer of Matthews

Sean Taylor	Chief Investment Officer and Portfolio Manager of Matthews; Vice President of the Trust

J. David Kast	Global Head of Risk, Compliance and Operations of Matthews; Vice President of the Trust

Deepa Damre Smith	General Counsel of Matthews; Vice President of the Trust

Neil Steedman	Global Head of Distribution and Strategy of Matthews

G. Paul Matthews	Director of Matthews

Significant Owners of Matthews

The following table provides the name and address of each person who owns of record or beneficially, including through their affiliates and affiliated entities, ten percent (10%) or more of the outstanding voting securities of Matthews as of the date of this Proxy Statement.

Name	Address
Mark W. Headley	Four Embarcadero Center, Suite 550, San Francisco, CA 94111

G. Paul Matthews	Four Embarcadero Center, Suite 550, San Francisco, CA 94111

Trustees and Officers of the Trust

The table below provides the name of each current Trustee and executive officer of the Trust and direct or indirect interest, if any, such Trustee or executive officer has in Matthews or an affiliate of Matthews.

Name	Position(s) Held with the Trust	Direct or Indirect Interest in Matthews or an Affiliate of Matthews

Gale K. Caruso	Independent Trustee and Chair of the Board	None

Neal Andrews	Independent Trustee	None

Christopher F. Lee	Independent Trustee	None

Rhoda Rossman	Independent Trustee	None

Jonathan F. Zeschin	Independent Trustee	None

Name	Position(s) Held with the Trust	Direct or Indirect Interest in Matthews or an Affiliate of Matthews
Mark W. Headley	Interested Trustee and President	Director and Executive Chairman of Matthews

J. David Kast	Vice President	Global Head of Risk, Compliance and Operations of Matthews

Shai Malka	Treasurer	Vice President of Fund Accounting and Operations of Matthews

John P. McGowan	Vice President and Secretary	Global Head of Fund Administration and IT of Matthews

Lisa Nicosia	Chief Compliance Officer and Anti-Money Laundering Officer	Vice President of Compliance

Deepa Damre Smith	Vice President	General Counsel of Matthews

Shuntaro Takeuchi	Vice President	Portfolio Manager of Matthews

Sean Taylor	Vice President	Chief Investment Officer and Portfolio Manager of Matthews

Other than Mr. Matthews’ and Mr. Headley’s interest in the Transaction as described herein, no Trustee of the Trust has or had any material interest, direct or indirect, in any material transactions since January 1, 2026 or in any material proposed transactions, to which Matthews, any parent, subsidiary of Matthews, or any subsidiary of the parent of such entities was or is to be a party. Because of Mr. Matthews’ and Mr. Headley’s interest in the Transaction, they are considered to have an interest with respect to the Proposal.

As of the New Record Date, Matthews and certain of its affiliates, including Mr. Matthews, own 12.2% of the Fund. To eliminate any potential conflict of interest, Matthews and these affiliates will “mirror vote” their shares of the Fund, meaning that they will vote those shares in proportion to the percentage of “FOR”, “AGAINST” and “WITHHOLD” votes cast by the Fund’s other shareholders. Those affiliated holdings will increase the likelihood of approval of the Proposal.

Description of the New Agreement

The New Agreement is identical in all material respects to the Prior Agreement, except for new effective and termination dates. The Prior Agreement, dated June 30, 2022, was last approved by the Board of the Trust at a meeting held on August 27-28, 2025.

The New Agreement would become effective with respect to the Fund upon approval at the Special Meeting. The material terms of the New Agreement are discussed in more detail below. The description of the New Agreement that follows is qualified entirely by reference to the form of the New Agreement included in Exhibit A to this Proxy Statement.

Services

No changes to the services provided by Matthews as specified under the Prior Agreement are proposed in connection with Proposal.

Both the Prior Agreement and the New Agreement provide that Matthews will act as investment adviser to the Fund and supervise investments of the Fund on behalf of the Fund in accordance with the investment objective, programs and restrictions of the Fund as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to Matthews. Under both the Prior Agreement and the New Agreement, Matthews will: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Fund (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of Matthews or its affiliates) but not including personnel to provide distribution services to the Fund; and (v) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request.

Delegation

Both the Prior Agreement and the New Agreement provide that Matthews may delegate certain portfolio management activities with respect to the Fund to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Indemnification

No changes to the liability provisions of the Prior Agreement are proposed in connection with the Proposal.

Under both the Prior Agreement and the New Agreement, Matthews and its officers and directors are indemnified and held harmless from all taxes, charges, expenses, assessments, claims and liabilities and expenses arising directly or indirectly from any action or thing which Matthews takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon oral or written instructions from an officer of the Fund, provided that Matthews will not be indemnified against any liability to the Fund or to the Fund’s shareholders (or any expenses incident to such liability) arising out of Matthews’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreements.

Term and Termination

No changes to the term and continuance provisions of the Prior Agreement are proposed in connection with the Proposal. The Prior Agreement and the New Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders of the Fund, the New Agreement will become effective upon its approval at the Special Meeting. After an initial two-year term, the New Agreement would continue in effect for the Fund for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Both the Prior Agreement and the New Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to Matthews, and by Matthews upon sixty (60) days’ written notice to the Fund. Each Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses

No changes to the expenses provisions of the Prior Agreement are proposed in connection with the Proposal.

Under both the Prior Agreement and the New Agreement, Matthews is responsible for the Fund’s ordinary operating expenses other than (i) the management fee payable under the Agreement; (ii) interest, taxes and governmental fees; (iii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iv) dividends and other expenses on securities sold short;

(v) expenses associated with securities lending, including the fees of the securities lending agent; (vi) expenses incurred in connection with any distribution plan adopted by the Trust with respect to the Fund in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vii) acquired fund fees and expenses; (viii) litigation expenses; and (ix) any extraordinary expenses.

Contractual Management Fees

Pursuant to both the Prior Agreement and the New Agreement, the Fund pays Matthews an annual rate of 0.79% of the aggregate average daily net assets of the Fund. The Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net assets for the month.

For the fiscal year ended December 31, 2025, the Fund paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Emerging Markets ex China Active ETF	0.79%

For the fiscal year ended December 31, 2025, the gross management fees earned under the Prior Agreement, fees waived by Matthews pursuant to the Fee Waiver Agreements, and the net management fees for the Fund were as follows:

	Fiscal Year Ended Dec. 31, 2025
Fund	Gross Management Fees Earned	Fees Waived by Matthews	Net Management Fees

Matthews Emerging Markets ex China Active ETF	$277,518	$–	$277,518

As of December 31, 2025, the net assets of the Fund were:

Fund	Net Assets (in millions)
Matthews Emerging Markets ex China Active ETF	$35,157,415

Factors Considered by the Board

At the Board meeting held on February 25-26, 2026 (the “Meeting”), the Trustees, including the Independent Trustees, considered the approval of the New Agreement with respect to the Fund. In considering these matters, the Trustees took into account that they had recently approved the continuation of the Prior Agreement for an additional year at the in-person Board meeting held on August 27-28, 2025 (the “August Meeting”). The Board took into account that at the August meeting, the Board had engaged in a detailed review and analysis of Matthews as the Adviser, the nature, extent and quality of services provided by Matthews, the investment performance of the Fund, the extent to which economies of scale may be realized if the Fund grows larger, the costs of the services provided by Matthews and the expenses of the Fund, the profits to be realized by Matthews and its affiliates from its relationship with the Fund, and other ancillary benefits Matthews may receive from its relationship with the Fund. The Board noted that at that time, it had asked Matthews to review the expenses of a small number of series of the Trust and to report to the Board any action it may propose to take with respect to those series.

The Board noted that the New Agreement was required because the Transaction will result in a change in control at Matthews which, under current law, will cause the termination of the Prior Agreement. The Board considered that the New Agreement, which contains terms that are substantially identical to those of the Prior Agreement, is necessary for Matthews to continue to act as adviser to the Fund following the completion of the Transaction. Consequently, in determining whether to approve the New Agreement, the Board focused its review on the Transaction, its impact on the Adviser, the Fund and the shareholders of the Fund. In its deliberations, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Matthews at the request of the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

Board process

Prior to the Meeting, a detailed information request was sent on the Independent Trustees’ behalf by their independent legal counsel to Matthews. That information request asked Matthews to provide detailed information on, among other things, the

Transaction, the reasons for the Transaction and the long- and short-term goals of Matthews in effecting the Transaction. The information request also requested information relating the financial impact of the Transaction on the Adviser, its impact on the ownership, voting control and organization of the Adviser, the expected impact of the Transaction on the Fund or on the investment team servicing the Fund, including, but not limited to, any anticipated changes in the nature extent or quality of services provided by Matthews. The information request also sought information on whether the Transaction will impact the ability or willingness of the Adviser to continue to subsidize the Fund and how the Transaction may better the position the Adviser to support the Fund going forward.

Prior to the Meeting, Matthews provided the requested information to the Independent Trustees. Matthews reviewed the information with the Board first at a meeting held on February 9, 2026. Following the meeting held on February 9th, the Independent Trustees requested certain additional information or clarification. Following the receipt of information responsive to those requests, the Board met again at the Meeting to consider the proposal to approve the New Agreement.

At the Meeting, the Independent Trustees also took into account the extensive information that Matthews had provided in connection with the August Meeting, including materials regarding the Fund’s investment results, independently prepared advisory and management fee and expense comparisons to other exchange-traded funds (“ETFs”), management fee comparisons to advisory fees charged by Matthews to its institutional clients, and financial and profitability information regarding Matthews. Furthermore, throughout the course of the year since the last renewal of the Prior Agreement, the Independent Trustees received a wide variety of materials relating to the services provided by Matthews, including reports on the Fund’s recent investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Fund. In addition to the information furnished by Matthews, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transaction.

The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreement with representatives of Matthews and in executive session at which no representatives of Matthews were present. In deciding to recommend the approval of the New Agreement with respect to the Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor.

Board Determinations

At the Meeting, the Board, including the Independent Trustees, determined to approve the New Agreement and to recommend to shareholders that they approve the New Agreement. This summary describes the most important, but not all, of the considerations that the Board took into account in coming to this determination.

1. The impact of the Transaction on Matthews.

The Trustees considered the expected impact of the Transaction on Matthews and its ability to continue to serve the Fund. The Trustees noted that Matthews had discussed the impact of the Transaction on the organizational and capital structure of the Adviser and had represented that the Transaction was expected to better position Matthews for future growth and to continue to service the Fund currently and in the future. In this regard, they considered the reasons for the Transaction, noting Matthews’ goal of evolving the organizational structure of the firm to better support Matthews’ objectives of future growth and long-term stability of the organization. The Trustees considered the overall financial condition of Matthews both before and after the consummation of the Transaction and its ability to continue to provide a high level and high quality of services to the Fund. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Fund. The Trustees discussed with Matthews the steps that had been taken, and additional steps that might be taken following the Transaction, to better position Matthews to continue to provide this high level of service. The Trustees positively viewed Matthews’ emphasis on careful business planning and management, including rigorous cost controls and disciplined expense management and viewed the Transaction as a further step toward ensuring that the firm is properly positioned to support the Fund currently and in the future. The Trustees noted that they had reviewed information provided by Matthews at the August Meeting regarding the costs of sponsoring and operating the Fund and information regarding the profitability to Matthews of the Prior Agreement both on a fund-by-fund basis and overall for the family of funds. They considered Matthews’ representation that the Transaction was not expected to materially impact the profitability of the Fund to Matthews.

The Board also considered the impact on the Transaction on senior management of the Adviser, noting that while the Transaction will result in a technical change-in-control, it will not result in a change in the executive officers or senior management currently responsible for the management of the firm. They also noted that following the Transaction, G. Paul Matthews, the founder of Matthews, and Mark Hedley, the Executive Chairman of Matthews and a Trustee of the Trust, would become control persons of Matthews by virtue of their increased ownership of shares of Matthews. Further, they recognized that Messrs. Matthews and Headley are already well known to the Board, having a long history with Matthews and their prior leadership roles overseeing its management and operations. They also considered certain expected changes within the investment team supporting the Fund, including certain changes of the individuals responsible for the day-to-day management of certain funds. They noted that Matthews had represented that while these changes were not the direct result of the Transaction, they were being made at approximately the same time in a continuing effort to position the Fund for the future and support the company’s strategic objectives. They also considered that the Transaction was not expected to result in any changes in the individuals responsible for providing the day-to-day services to the Fund, such as in the administrative, compliance or shareholder support services areas.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who have been, and will continue to be, responsible for providing services to the Fund and for the daily management of the Fund’s portfolio. The Trustees reviewed the expected changes to the ownership structure of Matthews as a result of the Transaction and agreed that the evolution of the ownership structure of Matthews should improve Matthews’ long-term stability, which in turn should benefit the Fund and its shareholders. The Trustees also noted that the Transaction is not expected to result in any changes in the day-to-day management of the Fund’s portfolio or the operations of the Fund by Matthews, except as described below.

The Board further considered that the expenses associated with obtaining shareholder approval of the New Agreement would be paid by Matthews and other costs associated with the Transaction will be borne by Matthews or the selling institutional owners. The Trustees noted management’s view that, despite certain costs associated with the Transaction being borne by Matthews which may impact near term profitability, the Transaction is not otherwise expected to have an adverse effect on the company’s financial condition or stability. Based on the information provided by Matthews, the Board and the Independent Trustees concluded that the Transaction is not likely to result in any diminution of Matthews’ financial resources or its ability to continue to serve the Trust, or to otherwise destabilize Matthews or its management or personnel.

2. The impact of the Transaction on the Fund.

The Trustees noted that at the August Meeting, they had reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts. The Trustees considered the investment results in light of the Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider.

The Trustees noted in particular that the terms of the New Agreement are substantially identical to those of the Prior Agreement; that the advisory and management fee rates under the New Agreement are identical to those under the Prior Agreement; that the nature, extent and quality of the services to be provided by Matthews pursuant to the New Agreement are expected to be provided with the same level of commitment; that the continued retention of Matthews would minimize the disruption of the Fund’s operations and would not cause the Trust to incur additional costs and expenses that would be necessary if a new investment adviser were to be hired; and that the key personnel serving the Trust, including all of the personnel providing investment management services to the Fund, are expected, except as discussed below, to continue to be retained after the change of control of Matthews.

With respect to investment performance, the Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. For example, the Trustees took into account actions currently being taken, as well as actions previously taken or that might be taken in the future by Matthews in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain funds.

The Trustees also considered that the transaction was not expected to impact Matthews’ ability to continue to invest in technology, systems and other aspects of its business, as it has over the last several years which investments can benefit the Fund.

3. Considerations relating to potential conflicts.

The Board took into account that in making its recommendations, Matthews was subject to a conflict of interest in that the Transaction will result in certain benefits to certain current owners of the Adviser. These benefits include, but are not limited to, increased share ownership of Matthews which may result in benefits as Matthews’ profitability and value improves.

4. Prior approvals related to the Prior Agreement.

In reaching its decision to approve and recommend the New Agreement, the Board considered that it had just recently completed its annual in-depth review of the Prior Agreement at its August 2025 meetings and that the Transaction and the New Agreement do not change the analysis conducted at that time or their decision to renew the Prior Agreement. A summary of the principal factors that formed the basis of the Board’s decision in August to approve the continuation of the Prior Agreement with respect to the various series of the Trust that are ETFs is provided in Exhibit D hereto. Among the factors considered by the Board, and described in Exhibit D, were the nature, extent and quality of services provided to the Fund by Matthews, the investment performance of the Fund, the extent to which Matthews realizes economies of scale as the Fund grows larger and whether Fund investors benefit from any economies of scale, the costs of the services provided by Matthews, the profits realized by Matthews, and ancillary benefits to Matthews.

5. Conclusions.

Based on their review, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the New Agreement was fair and reasonable with respect to the Fund and its shareholders in light of the services provided or to be provided by Matthews, and that the approval of the New Agreement would be in the best interests of the Fund and its shareholders. In addition, based on the information presented, it was determined that the Transaction and the New Agreement will not impose an “unfair burden” imposed on the Fund within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under “Section 15(f)”). Accordingly, the Trustees voted unanimously (i) to approve the New Agreement for the Fund and (ii) to recommend that shareholders of the Fund approve the New Agreement. The Board did not indicate that any single factor was determinative of its decision to approve the New Agreement, but indicated that the Board based its determination on the total mix of information available to it.

6. Section 15(f).

The Board was informed that Matthews has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for Matthews or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of Matthews as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the Trustees of the Trust must not be interested persons of Matthews. Second, an “unfair burden” must not be imposed on the Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include with respect to the Fund, any arrangement, during the two-year period after the consummation of the Transaction, whereby Matthews or any interested person of Matthews receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund) or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services. The Board was advised that Matthews, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on the Fund as a result of the change of control of Matthews.

Interim Agreement

The Interim Agreement was considered and approved by the Board, including the Independent Trustees, at a meeting of the Board held on July 1, 2026.

In considering whether to approve the Interim Agreement, the Board determined that because the Transaction was expected to close before obtaining shareholder approval of the New Agreement, it was in the best interest of the Fund to re-engage Matthews on an interim basis to avoid disruption of the Fund’s investment management program.

The Board took into account its considerations in approving the New Agreement and concluded that those determinations were also applicable to its consideration of the Interim Agreement. In determining to approve the Interim Agreement, the Board also considered additional information provided by Matthews that supplemented the information previously provided in connection with the Board’s approval of the New Agreement. The Board further considered that the terms of the Prior Agreement, the Interim Agreement, and the New Agreement are substantially similar. Moreover, the Board considered that there will not be an increase in the management fee payable by the Fund to Matthews as a consequence of the Transaction, and that the services provided by Matthews under the Interim Agreement are identical to the services provided by Matthews under the Prior Agreement. The Board noted that are no material differences between the Prior Agreement and the Interim Agreement, except for the term and termination provisions. In addition, the Board considered that the Interim Agreement contains provisions that state that the fee payable by the Fund to Matthews will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Agreement is in effect. The Board noted that in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Agreement is the earlier of 150 days from the effective date of the Interim Agreement or the date on which the New Agreement is approved by the shareholders of the Fund; and (ii) the Interim Agreement may be terminated by the Board on 10 days’ written notice to Matthews. The Board also noted that if shareholders of the Fund do not approve the New Agreement within 150 days from the date of the Interim Agreement, Matthews will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Agreement, including interest earned on that amount held in the escrow account. Matthews has agreed to waive the receipt of interest on the amounts held in escrow.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on July 24, 2026 as the new record date (the “New Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the continuation of the Special Meeting. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the New Record Date. The number of shares outstanding as of the New Record Date (the “Outstanding Shares”) for the Fund is set forth in Exhibit B, which in each case equals the number of votes to which each the Fund is entitled.

Shareholder Information

Exhibit C lists the record and/or beneficial owners of 5% or more of the shares of each class of the Fund outstanding on the New Record Date. As of the New Record Date, the Trustees and officers as a group owned less than 1% of the Outstanding Shares of the Fund.

As of the New Record Date, Matthews and certain of its affiliates, including G. Paul Matthews, own, in aggregate, 12.2% of the Fund. To eliminate any potential conflict of interest, Matthews and these affiliates will “mirror vote” their shares of the Fund, meaning that they will vote those shares in proportion to the percentage of “FOR”, “AGAINST” and “WITHHOLD” votes cast by the Fund’s other shareholders. Those affiliated holdings will increase the likelihood of approval of the Proposal.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Special Meeting and voting in person.

Quorum; Adjournment

The presence at the Special Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of the Fund constitutes a quorum for the Special Meeting. Thus, the reconvened Special Meeting could not take place on its rescheduled date if less than one-third of the Outstanding Shares of the Fund is presented in person or represented by proxy.

If a quorum is not present at the Special Meeting or if a quorum is present at the Special Meeting but sufficient votes in favor of the Proposal are not received, the Special Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Special Meeting will be given other than announcement at the Special Meeting or an adjournment or postponement thereof.

Abstentions and Broker Non-Votes. Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of the Fund present, in person or by proxy, and voting at the Special Meeting is required to approve the New Agreement.

Under the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the Outstanding Shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of Outstanding Shares of all classes of the Fund, voting together as a single class.

In determining whether shareholders have approved the Proposal, broker non-votes and abstentions will be treated as shares present at the Special Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes effectively are counted as votes “against” the Proposal because the approval of a minimum number of the outstanding voting securities is required. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for the Fund.

Proxies

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the enclosed proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. If no instructions are provided on a properly submitted Proxy, the shares represented thereby will be voted in favor of the Proposal. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, and any postponements or adjournments thereof.

Manner of Voting

In addition to voting at the Special Meeting, shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or by casting their vote via telephone or over the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the Trust.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the Proposal, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meeting, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (i.e., you have not voted or you revoked your initial proxy) or you have become a new shareholder since February 26, 2026 (the Original Record Date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy via the internet, phone or mail as soon as possible. However, you do not need to take any action if you were a shareholder as of February 26, 2026 (the Original Record Date of the Special Meeting) and July 24, 2026 (the New Record Date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the New Record Date. If you desire to change your vote, you may vote again, which has the effect of revoking your earlier proxy.

Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. The Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

If you have not yet voted or want to change your vote previously submitted, you are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Fund whose accounts are registered under the same client identification number and the same address, unless the Trust has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, please contact the Fund at: Matthews Asia Funds, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Fund and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about August 5, 2026. In addition to the solicitation of proxies by mail, employees of the Trust and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The expenses related to the Proposal, including solicitation, tabulation and legal expenses, filing fees and other related expenses, will be borne by Matthews. Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes on the Proposal will also be borne by Matthews. Matthews has retained EQ Fund Solutions to serve as a proxy solicitation firm on behalf of the Trust. EQ Fund Solutions, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposal should be directed to EQ Fund Solutions by telephone at 800-713-9960.

Reports to Shareholders

The Fund’s annual and semi-annual reports to shareholders may be viewed, free of charge, on the Fund’s website at matthewsasia.com. Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund at: Matthews Asia Funds, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Other Business

Matthews and the Trust know of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Fund.

Service Providers

Principal Underwriter. Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Fund’s shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Fund.

Administrator. The Bank of New York Mellon (“BNY Mellon”), located at 103 Bellevue Parkway, Wilmington, DE 19809, provides certain administrative, transfer agency and dividend disbursing agent services to the Fund.

Affiliated Brokers. Matthews Global Investors (Hong Kong) Limited, a Hong Kong broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing non-U.S. funds to non-U.S. investors. Matthews does not execute any client brokerage with or through Matthews Global Investors (Hong Kong) Limited.

EXHIBIT A

FORM OF NEW AGREEMENT

The form of the proposed New Agreement discussed in this Proxy Statement appears below.

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the __ day of ____, 2026, by and between MATTHEWS INTERNATIONAL FUNDS, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (individually, a “Fund” and collectively, the “Funds”), and MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Advisor” or “MICM”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets of the Trust;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice, investment management and administrative services as an independent contractor;

WHEREAS, the Trust desires to retain the Advisor to render advice and investment management to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said advice and investment management; and

WHEREAS, the Trust, on behalf of the Funds, wishes to retain the Advisor to perform certain administrative services on behalf of the Funds, and the Advisor is interested in furnishing those services, subject to the oversight of the Trust’s Board of Trustees.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.   Appointment of MICM.

(a)   Advisory Services. The Trust hereby appoints and employs the Advisor and the Advisor hereby accepts such appointment and employment to render investment advice and investment management with respect to the assets of the Funds for the periods and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

(b)   Administrative Services. The Trust, on behalf of the Funds, hereby appoints MICM to provide or perform the administrative services specified in Section 2(b) on behalf of the Funds. MICM accepts the appointment and agrees to furnish through its own organization, or through third-party service providers (the “Service Providers”), as the case may be, those administrative services as part of its Investment Management Fee as described in Section 9 of this Agreement. MICM agrees that the administrative services required to be furnished hereunder shall be furnished in compliance with all relevant provisions of state and federal law, and in compliance with all applicable rules and regulations of all relevant regulatory agencies, including, without limitation, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the applicable rules and regulations promulgated thereunder, and the conduct Rules of the Financial Industry Regulatory Authority, Inc.

2.   Duties of MICM.

(a)   Advisory Duties.

(i)   General Duties. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Trust Instrument and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Advisor. Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Advisor or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(ii)   Brokerage. The Advisor shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Advisor. In placing each Fund’s securities trades, it is recognized that the Advisor will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances.

Within the framework of this policy, the Advisor may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party.

It is also understood that it is desirable for the Funds that the Advisor have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Advisor may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Advisor may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Advisor in connection with its services to other clients.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients

(iii)   Delegation. The Advisor may delegate certain of its duties under this Agreement with respect to a Fund to one or more investment advisers or participating affiliates that control the Advisor, are controlled by the Advisor or are under common control with the Advisor (each, an “Advisory Affiliate”), provided that the services rendered by any Advisory Affiliate will be subject to the oversight of the Advisor and the ultimate authority of the Trust’s Board of Trustees. Any such delegation will be made pursuant to a written agreement, subject to the approval of the Trust’s Board of Trustees to the extent required by applicable law, and in accordance with applicable requirements of the 1940 Act, the Advisers Act the rules and regulations promulgated thereunder and other then-applicable regulatory requirements. The Advisor is solely responsible for payment of any fees or other charges to an Advisory Affiliate arising from such delegation, and the Trust shall have no liability therefor.

(b)  Administrative Services. MICM will provide or perform, either directly or through Service Providers, the following administrative services on behalf of the Funds on a regular basis which shall be daily, weekly, or as otherwise appropriate, unless otherwise specified by the Trust;

(i)   Oversee the activities of the Funds’ transfer agent, accounting agent, custodian and sub-administrator;

(ii)   Assist with the calculation of the net asset value of each Fund on a daily basis;

(iii)   Oversee each Funds’ compliance with its legal, regulatory and ethical policies and procedures;

(iv)   Assist with the preparation of agendas and other materials drafted by the Funds’ third-party sub-administrator for the Trust’s Board meetings;

(v)   Respond to shareholder communications;

(vi)   Coordinate shareholder mailings, which includes transmitting proxy statements, annual and semi-annual reports, prospectuses, and other correspondence from the Funds to shareholders as required by applicable law;

(vii)   Provide periodic communications and investor education materials to shareholders, which may include communications via electronic means such as electronic mail;

(viii)   Provide certain shareholder services not handled by the Funds’ transfer agent;

(ix)   Communicate with investment advisers or broker-dealers whose clients own or hold shares in the Funds; and

(x)   Provide such other information and assistance to shareholders as may be reasonably requested by such shareholders as required by applicable law.

3.   Best Efforts and Judgment; Standard of Care.

(a)  Advisory Services. The Advisor shall use its best judgment and efforts in rendering the advisory services to the Funds as contemplated by this Agreement.

(b)  Administrative Services. MICM and the Service Providers shall be under no duty to take any action on behalf of the Funds except as specifically set forth herein or as may be specifically agreed to by MICM or the Service Providers with the Trust in writing. In the performance of the duties contemplated by Section 2(b), MICM and the Service Providers shall be obligated to exercise due care and diligence and to act in good faith and to use their best efforts. Agreements with Service Providers shall provide for at least the same standard of care, indemnification coverage, confidentiality, requirements for use of information about the Funds, and other material requirements to which MICM is subject under this Agreement. Without limiting the generality of the foregoing or of any other provision of this Agreement, neither MICM nor any Service Provider shall be liable for delays or errors or losses of data that result from acts or war or terrorism, national emergencies or catastrophes directly affecting MICM or Service Provider, but such relief from liability shall not extend to delays, errors, or losses of data that result from power failures or other contingencies that typically are addressed by contingency or emergency plans meeting industry standards.

4.   Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.   Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.   Reports by Funds to Advisor. Each Fund will from time to time furnish to the Advisor detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Advisor such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Advisor may reasonably request.

7.   Expenses. During the term of this Agreement, except for (i) the Investment Management Fee payable under this Agreement; (ii) interest, taxes and governmental fees (including, but not limited to, income, excise, transfer and withholding taxes and any accrued deferred tax liability); (iii) expenses of a Fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iv) dividends and other expenses on securities sold short; (v) expenses associated with securities lending, including the fees of the securities lending agent; (vi) expenses incurred in connection with any distribution plan adopted by the Trust with respect to a Fund in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vii) acquired fund fees and expenses; (viii) litigation expenses; and (ix) any extraordinary expenses (which, for the avoidance of doubt, do not include expenses related to the organization of any subsidiary for a Fund or the ongoing corporate expenses of maintaining such subsidiary), the Advisor shall pay all of the expenses of each Fund, including but not limited to:

(a)  Salaries, Expenses and Fees of Certain Persons. Advisor (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Advisor or its affiliates;

(b)  Assumption of Trust Expenses. The payment or assumption by Advisor of any expense of the Trust that Advisor is not required by this Agreement to pay or assume shall not obligate Advisor to pay or assume the same or any similar expense of the Trust on any subsequent occasion;

(c)  Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, Statements of Additional Information, annual, semiannual and periodic reports, and notices and proxy solicitation materials (except for those proxy-related items reasonably determined to be extraordinary by the Board and the Trustees who are not “interested persons” of the Trust under the 1940 Act) required to be furnished to shareholders of the Funds or regulatory authorities, and all tax returns;

(d)  Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Funds, including those incurred with respect to registering the Funds’ shares with regulatory authorities, listing the Funds for trading on a national securities exchange, and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(e)  Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Funds’ cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(f)  Independent Accountant and Trust Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself, on behalf of the Funds;

(g)  Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust on behalf of the Funds;

(h)  Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees on behalf of the Funds;

(i)  Bonding and Insurance. All insurance premiums for fidelity and other coverage, as approved by the Trustees;

(j)  Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees’ meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses except for those proxy-related expenses reasonably determined to be extraordinary by the Board and the Trustees who are not “interested persons” of the Trust under the 1940 Act; and

(k)  Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations.

To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services

8.   Investment Management Fee.

(a)  The Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to the Funds pursuant to this Agreement, an annual investment management fee not to exceed the per annum percentage of the average daily net asset value of the Funds’ shares, as set forth in the Fee Schedule attached hereto as Appendix B (the “Management Fee”), as may be amended in writing from time to time by the Trust and the Advisor.

(b)  Each Fund shall pay to the Advisor within five (5) business days after the end of each calendar month a monthly fee at the annual rate using the applicable Management Fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month. The net asset value shall be calculated in the manner provided in each Fund’s prospectus and statement of additional information then in effect.

(c)  The initial Management Fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the Management Fee to the Advisor shall be prorated for any month during which this Agreement is not in effect for a complete month according to the proportion that the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The Advisor may, but is not required to, reduce all or a portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction, reimbursement, or payment (collectively, “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Advisor may seek reimbursement of any subsidies made by the Advisor either voluntarily or pursuant to a contract. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Advisor may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of the Funds for the current fiscal year and cannot cause the Funds to exceed the limitation to which the Advisor has agreed in making such reimbursement.

(e)   The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Funds. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

9.   Fund Share Activities of Advisor’s Members, Officers and Employees; Code of Ethics.

(a)   The Advisor agrees that neither it nor any of its members, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of shares of the Funds by any of the officers and members or bona fide employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price specified by the prospectus for the applicable Fund, which may be the current market price for Fund shares, and as allowed pursuant to the 1940 Act and the rules promulgated thereunder.

(b)   The Advisor represents that it (i) has adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act; (ii) has provided the Funds with a copy of the evidence of the adoption of the code of ethics by the Advisor; and (iii) will furnish such reports to the Funds as are required by Rule 17j-1 under the 1940 Act. The Advisor agrees to provide the Funds with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act of 2002 and any rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder (the “Sarbanes-Oxley Act”). To the extent the Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Advisor shall provide the Funds with a copy of such code of ethics and any amendments thereto.

10.   Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Trust Instrument or By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds.

11.   Indemnification.

(a)   The Funds agree to indemnify and hold harmless the Advisor and its officers and directors from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that the Advisor shall not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

(b)   The Advisor agrees to indemnify and hold harmless the Funds, the Trust and its officers and Trustees from all claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor or a Service Provider takes or does or omits to take or do which is in violation of this Agreement, not in accordance with written instructions given by an officer of the Trust, in violation of written procedures then in effect, or arising out of the Advisor’s or a Service Provider’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations under this Agreement.

(c)   The Advisor shall provide such security as is necessary to prevent unauthorized use of any on-line computer facilities. The Advisor agrees to release, indemnify and hold harmless the Trust and the Funds from any all direct or indirect liabilities or losses resulting from requests, directions, actions, or inactions of or by the Advisor, its officers, employees or agents regarding the redemption, transfer or registration of the Funds’ shares for accounts of shareholders. Officers of the Advisor will be available to consult from time to time with officers of the Trust and the Trustees concerning performance of the Advisor’s duties contemplated by this Agreement.

(d)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12.   Non-Exclusivity. The Trust’s employment of the Advisor is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13.   Term. This Agreement shall become effective in respect of each Fund as of the date listed in Appendix A (as amended from time to time), contingent upon the approval of this Agreement by a vote of a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such approval, and shall remain in effect for a period of two (2) years, in each case unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person (or otherwise as permitted under regulatory guidance issued by the SEC) at a meeting called for the purpose of voting on such approval.

14.   Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ prior written notice to the Advisor, and by the Advisor upon sixty (60) days’ prior written notice to a Fund. The Advisor’s indemnification obligations under Section 11(b) shall survive the termination of this Agreement.

15.   Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16.   Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each affected Fund.

17.   Entire Agreement. This Agreement, including all Appendices hereto, as the same may be amended from time to time, shall constitute the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

18.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.   Notice. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, to the other party at the principal office of such party.

20.   Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

21.   Limitation of Trust Obligations. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22.   Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its directors, partners, officers, and employees (a) to treat confidentially and as proprietary information of the Trust and the Funds (i) all records and other information relative to the Trust and the Funds and their prior, present, or potential shareholders (and clients of said shareholders) and (ii) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the

“G-L-B Act”), and (b) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust and the Funds, Regulation S-P or the G-L-B Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

23.   Anti-Money Laundering Compliance. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (collectively, the “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the Funds such reports, certifications and contractual assurances as may be requested by Trust and/or the Funds. The Trust and the Funds may disclose information respecting the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

24.   Certifications; Disclosure Controls and Procedures. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds’ disclosure controls and procedures. The Advisor agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Advisor reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

25.   Name of Advisor. The parties agree that the Advisor has a proprietary interest in the name “Matthews,” and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Funds any reference to the name of the Advisor or the name “Matthews,” promptly after receipt from the Advisor of a written request therefore.

26.   Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

27.   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman

APPENDIX A

MATTHEWS INTERNATIONAL FUNDS

FUND SCHEDULE

(as of ___, 2026)

Fund		Effective Date

●	Matthews Emerging Markets Equity Active ETF	___, 2026

●	Matthews Emerging Markets ex China Active ETF	___, 2026

●	Matthews Emerging Markets Sustainable Future Active ETF	___, 2026

●	Matthews Emerging Markets Discovery Active ETF	___, 2026

●	Matthews Pacific Tiger Active ETF	___, 2026

●	Matthews Asia Innovators Active ETF	___, 2026

●	Matthews China Active ETF	___, 2026

●	Matthews China Discovery Active ETF	___, 2026

●	Matthews India Active ETF	___, 2026

●	Matthews Japan Active ETF	___, 2026

●	Matthews Korea Active ETF	___, 2026

●	Matthews Asia Dividend Active ETF	___, 2026

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman
Date: ____, 2026	Date: ____, 2026

APPENDIX B

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT MANAGEMENT FEE SCHEDULE

(effective ____, 2026)

The Management Fee for each Fund is as follows:

Fund	Investment Management Fee

Matthews Emerging Markets Equity Active ETF	0.79% of average daily net assets

Matthews Emerging Markets ex China Active ETF	0.79% of average daily net assets

Matthews Emerging Markets Sustainable Future Active ETF	0.79% of average daily net assets

Matthews Emerging Markets Discovery Active ETF	0.99% of average daily net assets

Matthews Pacific Tiger Active ETF	0.79% of average daily net assets

Matthews Asia Innovators Active ETF	0.79% of average daily net assets

Matthews China Active ETF	0.79% of average daily net assets

Matthews China Discovery Active ETF	0.99% of average daily net assets

Matthews India Active ETF	0.79% of average daily net assets

Matthews Japan Active ETF	0.79% of average daily net assets

Matthews Korea Active ETF	0.79% of average daily net assets

Matthews Asia Dividend Active ETF	0.79% of average daily net assets

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman
Date: ____, 2026	Date: ____, 2026

EXHIBIT B

SHARES OUTSTANDING AS OF THE NEW RECORD DATE

As of the New Record Date, the below number of shares of the Fund were outstanding and entitled to vote. Only shareholders of record on the New Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Fund	Number of Shares Outstanding
Matthews Emerging Markets ex China Active ETF	1,140,000.00

B-1

EXHIBIT C

OWNERSHIP OF SHARES

The tables below show, as of the New Record Date, the persons who owned of record or beneficially 5% or more of the outstanding voting shares of the Fund. Any person owning more than 25% of the voting securities of the Fund may be deemed to have effective voting control over the operation of the Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holder Name and Address	Percentage of Shares
Matthews Emerging Markets ex China Active ETF	The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	41.2%
	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	26.2%
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	12.7%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	10.9%

C-1

EXHIBIT D

APPROVAL OF PRIOR AGREEMENT

The series of the Trust that are operated as ETFs (the “Funds”) have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Management Agreement dated as of June 30, 2022, as amended (the “Management Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Following an initial two-year term with respect to each Fund, the Management Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 27-28, 2025 (the “Meeting”), the Board, including all of the Independent Trustees, approved the continuation of the Management Agreement for an additional one-year term ending June 29, 2027, with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on August 19, 2025, the Board received and considered information (both written and oral) provided to assist it in the review of the Management Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. After the August 19, 2025 meeting, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Management Agreement with representatives of Matthews and among themselves in executive sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Funds throughout the year from management. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Management Agreement and other related agreements and addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Management Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, relationships with Authorized Participants and market makers, and other information considered relevant.

In considering information relating to management fee levels, the Board took into account that the Funds pay Matthews a single unitary fee and that Matthews is responsible for payment of all ordinary fund expenses out of the unitary fee. The Board noted that the practice among the vast majority of exchange-traded funds was to charge a single unitary fee and therefore considered as relevant the unitary fees charged by other similarly managed exchange- traded funds as compared to each respective Fund. The Board also received, and considered to the extent they thought relevant, information provided by Matthews as to each Fund’s management services and fees as compared to advisory services and fees charged by Matthews to its similarly managed open-end mutual funds, institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable. The Board also reviewed Broadridge’s separate Scorecard report, which ranked each Fund within comparison groups for expense and performance criteria and highlighted any Funds falling outside certain established metrics on a watch list.

The Independent Trustees considered the work and analysis performed by Broadridge as the independent data provider in selecting appropriate peer groups for the Funds. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also considered that, under the Management Agreement and as part of the unitary management fee, Matthews provides additional services to the Funds that are essential to the operation of the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Management Agreement and discussed these matters with their counsel. The Board’s consideration of all this information, both at the Meeting and throughout the year, is part of a systematic process that it has used, and continues to use, with regard to the Annual 15(c) Process.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Management Agreement with respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Management Agreement.

The Trustees considered the overall financial condition of Matthews and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. They considered Matthews’ services provided to the Trust and noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services to the Trust and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Trust’s family of funds. The Trustees positively viewed Matthews’ emphasis on careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews had experienced turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees reviewed with Matthews recent leadership changes, Matthews’ view that these changes were made with the intent to strengthen the firm and improve Fund performance, as well as efforts undertaken to minimize the impact of employee turnover on the Funds, including changes to the portfolio management teams of certain Funds. They also reviewed recent personnel developments relevant to certain of the Funds and discussed efforts by Matthews to provide appropriate support to the Funds. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources, including enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to valuation practices.

The Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Management Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, for various periods ending June 30, 2025. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge. In doing so, the Trustees recognized and took into account that the specialized nature of the Funds made it sometimes difficult to fairly benchmark performance against peers and also took into account that certain funds had a very limited universe of peers. The Board also considered that many of the Funds had investment objectives, goals and strategies that were very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Funds are not designed to perform like broad-based indices and therefore that most investors in the Funds likely are not seeking to achieve benchmark-like returns.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that certain Funds had commenced operations in July 2022 and certain others in 2023 and therefore had only limited performance history to review. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to a Fund, the Trustees noted that Matthews had provided an explanation for that performance, explained its reasons for maintaining a consistent investment philosophy and discussed action taken to improve performance. For example, the Trustees took into account actions currently being taken, as well as actions previously taken or that might be taken in the future by Matthews in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain Funds. In this regard when considering the performance and expenses of the Funds, the Trustees took into account that the new Chief Executive Officer of Matthews was engaged in a holistic review of the Fund complex and has committed to reporting back to the Board within the next few months regarding concrete steps to address any potential performance and/or expense issues. This commitment, they noted, would address the continued appropriateness of current fee levels. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and since-inception periods. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance as well as changes in portfolio management.

Additionally, the Board noted the limited operating history of the Fund They also considered various steps Matthews has taken recently to address performance, including the addition of the firm’s Chief Investment Officer as a portfolio manager of the Fund.

For Matthews Korea Active ETF, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any period, but that the Fund outperformed the medians of its peer group for the one-year, five-year, and since-inception periods and underperformed that medians for the three-year and ten-year periods. The Trustees took into account, however, that because the peer universe for the Fund was small, with only one or two comparable funds depending on the period, relative peer performance was less useful than if the peer universe was larger. The Trustees also noted the narrow range of underperformance as compared to the medians. The Trustees further noted that the Fund had acquired the assets and liabilities of its predecessor mutual fund, the Matthews Korea ETF, effective July 17, 2023, and had adopted the performance history of that mutual fund.

For Matthews Japan Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the one-year period and the first quintile for the since-inception period. The Trustees also noted that the Fund outperformed the medians of its peer group for the same periods. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Asia Innovators Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year and since-inception periods. The Trustees also noted that the Fund outperformed the median of its peer group for the one-year period and slightly underperformed the median for the since-inception period. Additionally, the Board noted the limited operating history of the Fund.

For Matthews India Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and since-inception periods. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance as well as changes in portfolio management. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Asia Dividend Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the one-year period and the fourth quintile for the since- inception period. The Trustees also noted that the Fund outperformed the median of its peer group for the one-year period and underperformed that median for the since-inception period. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets Equity Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year period and the second quintile for the since-inception period. The Trustees also noted that the Fund outperformed the medians of its peer group for the same periods. Additionally, the Board noted the limited operating history of the Fund.

For Matthews China Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the one-year period and the third quintile for the since-inception period. The Trustees also noted that the Fund outperformed the medians of its peer group for the same periods. Additionally, the Board noted the limited operating history of the Fund.

For Matthews China Discovery Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year and since-inception periods. The Trustees also considered that the Fund underperformed the medians of its peer group for the same periods. The Trustees noted the narrow range of underperformance relative to the medians. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets Discovery Active ETF, the Trustees noted that the Fund’s performance ranked in the fourth quintile for the one-year period and the fifth quintile for the since-inception period. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets ex China Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year period and the fourth quintile for the since-inception period. The Trustees also noted that the Fund outperformed the median of its peer group for one-year period and underperformed the median for the since-inception period. The Board considered Matthews’ discussion regarding the factors contributing to the period of underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets Sustainable Future Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and since-inception periods. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted Matthews’ consistent adherence to its long- standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees considered that because the Funds are relatively new, they are not expected to recognize economies of scale for some time. The Trustees noted that they expect to monitor each Fund’s growth and evaluate economies of scale at future renewals of the Management Agreement in effect at that time. The Trustees further noted that each Fund benefits from existing economies of scale through relatively low fee rates established at inception, as well as through additional investment in the Trust’s business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Trustees discussed Matthews’ investment in its technology, systems and other aspects of its business over the last several years that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. As a result, the Trustees remain satisfied about the extent to which economies of scale are being and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the unitary fee of each Fund, which covers most operating expenses and therefore is generally the same as the total expense ratio of each Fund. The Board considered the unitary fees charged by other similarly managed exchange-traded funds in each Fund’s relevant peer group to be relevant in their considerations. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes.

The Trustees also received, and considered to the extent they thought relevant, information relating to each Fund’s unitary fee as compared to the advisory fees and other fees and expenses of other similarly managed existing series of the Trust, which are operated as mutual funds.

The Trustees also compared the Funds’ unitary fee with the advisory or management fee charged by Matthews for its similarly managed separate accounts and other investment products. The Trustees considered Matthews’ explanations as to the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities. As noted above, the Trustees also took into account that the new Chief Executive Officer of Matthews was engaged in a holistic review of the Fund complex and has committed to reporting back to the Board within the next few months regarding concrete steps to address any potential performance and/or expense issues.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, was fair and reasonable.

For the Matthews Pacific Tiger Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Korea Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were slightly above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Japan Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Asia Innovators Active ETF, the actual management fee was above the peer group median and the contractual management fee was slightly above the peer group median. The actual total expenses were slightly above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews India Active ETF, the actual management fee was slightly above the peer group median and the contractual management fee was at the peer group median. The actual total expenses were slightly above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only two comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Asia Dividend Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Emerging Markets Equity Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were slightly above the peer group median.

For the Matthews China Active ETF, the actual management fee was slightly above the peer group median and the contractual management fee was at the peer group median. The actual total expenses were at the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews China Discovery Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Emerging Markets Discovery Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Emerging Markets ex China Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were slightly above the peer group median.

For the Matthews Emerging Markets Sustainable Future Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median.

5.	The profits realized by Matthews and its affiliates from the relationship with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Management Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds. The Trustees recognized that, for those newer funds with a unitary fee structure, it is unlikely that a Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth.

The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability over the past two years as overall assets under management have fallen but still appeared to be sufficiently capitalized to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. In reviewing these matters, the Trustees also reviewed current and projected cash flows to Matthews under various scenarios as well as resource needs and expense projections under these scenarios. The Trustees noted that, with fluctuations in asset levels in the Trust in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian and emerging markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Management Agreement appeared not to be excessive at the current time.

6.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars. The Board concluded that such benefits were consistent with those generally derived by investment advisers to exchange-traded funds or were otherwise not unusual.

7.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Management Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Management Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

Matthews Emerging Markets ex China Active ETF

A Series of Matthews International Funds,

dba Matthews Asia Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2026

The undersigned, revoking prior proxies, hereby appoints John McGowan and Lewis Park as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the reconvened Special Meeting of Shareholders (the “Meeting”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at 10:00 a.m. Pacific Time on October 14, 2026, at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before the Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus dated July 28, 2026.

If you have any questions, please call toll-free 1-800-713-9960. Representatives are available to assist you Monday through Friday 6 a.m. to 7 p.m. Pacific Time.

The Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus for this meeting is available at: vote.proxyonline.com/MatthewsAsia/docs/proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Matthews Emerging Markets ex China Active ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO

BE COUNTED.

Please sign exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title or capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy, when properly executed, will be voted in the manner directed below and, if no choice is indicated, will be voted “FOR” the proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal:	FOR	AGAINST	WITHHOLD

APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]